Assets held for sale	12 Months Ended
Mar. 31, 2013
Property, Plant and Equipment [Abstract]
Assets held for sale
Assets held for sale
Equipment disposal decisions are made using an approach in which a target life is set for each type of equipment. The target life is based on the manufacturer’s recommendations and the Company’s past experience in the various operating environments. Once a piece of equipment reaches its target life it is evaluated to determine if disposal is warranted based on its expected operating cost and reliability in its current state. If the expected operating cost exceeds the target operating cost for the fleet or if the expected reliability is lower than the target reliability of the fleet, the unit is considered for disposal. Expected operating costs and reliability are based on the past history of the unit and experience in the various operating environments. Such equipment assets held for sale are sold on the Company’s used equipment website and syndicated on third party equipment sale websites. If a sale is not realized after a reasonable length of time, the equipment will be sent to auction for disposal.
During the year ended March 31, 2013, impairment of equipment assets held for sale amounting to $3,346, largely due to the writedown of several haul trucks to fair value, have been included in depreciation expense in the Consolidated Statements of Operations (2012 – $8,748; 2011 – $141). The writedown is the amount by which the carrying value of the related assets exceeded their fair value less costs to sell. The loss on disposal of equipment assets held for sale was $98 for the year ended March 31, 2013 (2012 – gain of $466; 2011 – loss of $825).
The carrying amount of equipment assets held for sale at March 31, 2013 amounted to $2,724 (2012 - $1,841). The carrying amount of piling assets held for sale at March 31, 2013 amounted to $154,740 (note 23(b)).